Exhibit (21)

                       List of Subsidiaries of AT&T Corp.
                                  As of 2/28/97



Jurisdiction of

Incorporation

-------------

Alascom,Inc.......................................................Alaska
Actuarial Sciences
Associates,Inc.................................Delaware
American Transtech,
Inc...........................................Delaware
AT&T Canada Long Distance Services
Company........................Canada
AT&T Communications,
Inc..........................................Delaware
AT&T Communications of California,
Inc............................California
AT&T Communications of Delaware,
Inc..............................Delaware
AT&T Communications of Hawaii,
Inc................................Hawaii
AT&T Communications of Illinois,
Inc..............................Illinois
AT&T Communications of Indiana,
Inc...............................Indiana
AT&T Communications of Maryland,
Inc..............................Maryland
AT&T Communications of Michigan,
Inc..............................Michigan
AT&T Communications of the Midwest,
Inc...........................Iowa
AT&T Communications of the Mountain States,
Inc...................Colorado
AT&T Communications of Nevada,
Inc................................Nevada
AT&T Communications of New England,
Inc...........................New York
AT&T Communications of New Hampshire,
Inc.........................New Hampshire
AT&T Communications of New Jersey,
Inc............................New Jersey
AT&T Communications of New York,
Inc..............................New York
AT&T Communications of Ohio,
Inc..................................Ohio
AT&T Communications of the Pacific Northwest,
Inc.................Washington
AT&T Communications of Pennsylvania,
Inc..........................Pennsylvania
AT&T Communications of the South Central
States,Inc...............Delaware
AT&T Communications of the Southern States,
Inc...................New York
AT&T Communications of the Southwest,
Inc.........................Delaware
AT&T Communications of Virginia,
Inc..............................Virginia
AT&T Communications of Washington D.C.,
Inc.......................New York
AT&T Communications of West Virginia,
Inc.........................West Virginia
AT&T Communications of Wisconsin,
Inc.............................Wisconsin
AT&T Communications Services International
Inc....................Delaware
AT&T Communications (UK)
LTD......................................United Kingdom
AT&T Global Communications Services
Inc...........................Delaware
AT&T
Istel........................................................United
Kingdom
AT&T Solutions
Inc................................................Delaware
AT&T of Puerto Rico,
Inc..........................................New York
AT&T Universal Card Services
Corporation..........................Delaware
AT&T Wireless Services,
Inc.......................................Delaware
LIN Broadcasting
Corporation......................................Delaware
LIN Television
Corporation........................................Delaware
ROSNET International
J.S.C........................................Russia